Exhibit 19


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
                                               Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02

         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------

         Beginning Principal Receivables                             $4,323,467,887.70                 $5,000,000,000.00
           Current Floating Allocation Pct.                               46.37188587%                      53.62811413%

         Total Adj. Principal Collections                            $1,948,702,167.09                 $2,253,632,840.36
         Principal Reduction - Removed Accts                                     $0.00
         Principal Addition - Addedd Accts                             $247,243,672.73
         Principal Default Amounts                                         $649,149.29                       $750,727.42
           As a Percentage of Collections                                  0.03331188%                       0.03331188%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $5,817,122,780.27                 $5,000,000,000.00
           New Floating Allocation Pct.                                   53.77698764%                      46.22301236%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------

           Total Interest Collections                                   $25,334,182.79                    $29,298,458.35

         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the PSA and uncured for 45 days                                X

         2. Breach of any rep. or warranty made in the PSA, TSA, Indent. or Supp. and uncured for 60                 X

         3. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         4. FCARC is an investment company within the meaning of the ICA of 1940                                     X

         5. Failure of FCARC to convey Receivables pursuant to the PSA                                               X

         6. Available Subordinated Amount has been reduced to less than the Required Subordinated                    X
         Amount
         7. Servicer default or an event of default with respect to the outstanding notes has occured                X

         8. Average monthly payment rate for past three periods is less than 21%                                     X

         9. Excess funding acct. bal. exeeds 30% of outstanding series adj. inv. amts. for three                     X
         periods
         10. Interest rate swap is terminated in accordance with its terms or rating is downgraded                   X

         11. Outstanding principal amount of the certificates is not repaid by the expected payment                  X
         date

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Principal Receivables                                                               $9,323,467,887.70
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $4,202,335,007.45
           Payment Rate                                                                                           45.07%
           Principal Collections                                                                       $3,777,334,419.27
           Principal Collection Adjustments                                                              $421,892,868.82
           Principal Collections for Status Dealer Acounts                                                 $3,107,719.36

         Principal Reduction - Removed Accts                                                                       $0.00

         Principal Addition - Added Accts                                                                $247,243,672.73

         Principal Default Amounts                                                                         $1,399,876.71
           As a Percentage of Collections                                                                    0.03331188%

         Aggregate New Principal Receivables                                                           $5,450,146,104.00

         Ending Principal Receivables                                                                 $10,817,122,780.27
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $54,632,641.14
           Interest Collections                                                                           $54,615,087.13
           Interest Collections for Status Dealer Accounts                                                    $17,554.01
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             7.03%

         Used Vehicles Principal Receivables Balance                                                     $359,825,537.95
           Used Vehicles Principal Receivables Percentage                                                          3.33%


          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------

          Beginning Balance                                                                                 $9,596,398.43
            Principal Collections                                                                           $3,107,719.36
            Principal Write Offs                                                                            $1,399,876.71
            Interest Collections                                                                               $17,554.01
          Ending Balance                                                                                    $5,088,802.36

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

          Incremental Subordinated Amount                                                                  $52,210,284.43
            Dealer Overconcentration Amount                                                                $52,167,436.13
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $42,848.30
          Available Subordinated Amount                                                                   $357,210,284.43
          Required Subordinated Amount                                                                    $357,210,284.43

          Required Participation 4.00%                                                                    $200,000,000.00
          Required Participation and Subordinated Amount                                                  $557,210,284.43

          Current Participation Amount                                                                  $5,817,122,780.27
            Current Participation Percentage                                                                     1043.97%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $1,974,036,349.88
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $1,974,036,349.88
          AutoNation Receivables as a % of Total Pool Balance                                                       4.28%

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           32.17687000%
         Total Adjusted Principal Collections                                                          $1,352,179,872.31
         Principal Default Amounts                                                                           $450,436.51
         Total Interest Collections                                                                       $17,579,073.92


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $17,579,073.92
           Investment and Net Swap Proceeds Class A                                                           $57,635.77
           Investment and Net Swap Proceeds Class B                                                           $22,666.31
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $28,159,376.00

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              1.9856%
           Certificate Rate Class B                                                                              2.2556%
           Days in Interest Period                                                                                   29
         Current Interest Due Class A                                                                      $4,645,850.21
         Current Interest Due Class B                                                                        $173,526.87
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $4,645,850.21
         Current Interest Paid Class B                                                                       $173,526.87
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                         $436,097.57
         Current Investor Default Amount Due Class B                                                          $14,338.94
         Current Investor Default Amount Paid Class A                                                        $436,097.57
         Current Investor Default Amount Paid Class B                                                         $14,338.94
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $9,889,562.41


         Subordination and                                                                                       2001 - 1
         ------------------                                                                                      --------
         Participation
         -------------

         Incremental Subordinated Amount                                                                    $31,326,170.66
         Available Subordinated Amount                                                                     $214,326,170.66
         Required Subordinated Amount                                                                      $214,326,170.66

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $334,326,170.66

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $4,819,377.08
         Interest Payment Amount Paid                                                                        $4,819,377.08
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
         denomination certificate)                                                                                --------


         Total Amount Distributed                                                                                    $1.66
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.66

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           21.45125000%
         Total Adjusted Principal Collections                                                            $901,452,968.05
         Principal Default Amounts                                                                           $300,290.91
         Total Interest Collections                                                                       $11,719,384.43


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $11,719,384.43
           Investment and Net Swap Proceeds Class A                                                          $116,415.45
           Investment and Net Swap Proceeds Class B                                                           $17,673.38
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $18,853,473.26

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              2.0356%
           Certificate Rate Class B                                                                              2.3056%
           Days in Interest Period                                                                                   29
         Current Interest Due Class A                                                                      $3,175,235.61
         Current Interest Due Class B                                                                        $118,236.55
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $3,175,235.61
         Current Interest Paid Class B                                                                       $118,236.55
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                         $290,732.69
         Current Investor Default Amount Due Class B                                                           $9,558.22
         Current Investor Default Amount Paid Class A                                                        $290,732.69
         Current Investor Default Amount Paid Class B                                                          $9,558.22
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $6,593,043.52


         Subordination and                                                                                       2001 - 2
         ------------------                                                                                      --------
         Participation
         -------------

         Incremental Subordinated Amount                                                                    $20,884,113.77
         Available Subordinated Amount                                                                     $142,884,113.77
         Required Subordinated Amount                                                                      $142,884,113.77

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $222,884,113.77

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              12/31/01
         Distribution Date                                                                                       1/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,293,472.16
         Interest Payment Amount Paid                                                                        $3,293,472.16
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
         denomination certificate)                                                                                --------


         Total Amount Distributed                                                                                    $1.70
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.70

